Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 29, 2025
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity Advisor® Financials Fund found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Gerard Benson as of November 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	2
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$5,694	$4	$29
Assets Managed with Performance-Based Advisory Fees (in millions)	$355	none	none
* Includes Fidelity Advisor® Financials Fund ($712 (in millions) assets managed).
As of November 30, 2025, the dollar range of shares of Fidelity Advisor® Financials Fund beneficially owned by Mr. Benson was none.

AFOC-AFOCI-SSTK-0126-154-1.480127.154	January 16, 2026